UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/31/2006

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14837

DE	75-2756163
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

777 West Rosedale, Suite 300, Fort Worth, TX 76104
(Address of principal executive offices, including zip code)

817-665-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On April 4, 2006, the Board of Directors of Quicksilver Resources Inc. approved the adoption of a bonus program that provides for awards of bonuses to Quicksilver's named executive officers and other executive officers that are not intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The 2006 Executive Bonus Program also provides for awards that are intended to qualify as performance-based compensation to be granted under Quicksilver's 2006 Equity Plan, subject to the approval of the 2006 Equity Plan by Quicksilver's stockholders. The 2006 Executive Bonus Program is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On March 31, 2006, the Compensation Committee of the Board of Quicksilver established target and maximum bonus levels to be paid under the 2006 Executive Bonus Program for Quicksilver's named executive officers as a percentage of each participant's base salary, as follows:

Executive           Target Percent          Maximum Percent

                            of Base Pay            of Base Pay
Thomas F. Darden        75%        150%
Glenn Darden               75%        150%
Jeff Cook                      60%        120%
John C. Cirone              50%       100%
William Buckler            40%         80%

A participant's bonus will be assessed against four performance measures: (i) earnings per share, (ii) cash flow from operations, (iii) production growth rate and (iv) reserve growth. The Compensation Committee established the relative weight to be accorded to each performance measure and various target levels within each performance measure, as set forth in the 2006 Executive Bonus Program. Bonus amounts under the 2006 Executive Bonus Program are based on actual performance relative to the performance targets and weightings so established. The Compensation Committee has discretion to adjust a participant's potential award based on qualitative performance measures; provided, that with respect to any of Quicksilver's named executive officers under the 2006 Executive Bonus Program, the discretion may be used only to reduce or eliminate a potential award.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number          Description

    10.1                Quicksilver Resources Inc. 2006 Executive Bonus Program.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

Date: April 05, 2006	By:	/s/ Philip W. Cook
Philip W. Cook
Senior Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Quicksilver Resources Inc. 2006 Executive Bonus Program.